UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2010

GRUBB & ELLIS COMPANY
 (Exact name of registrant as specified in its charter)

Delaware	1-8122	94-1424307
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 North Tustin Avenue, Suite 300, Santa Ana, California	92705
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 667-8252

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 10, 2010, Grubb & Ellis Company (the “Company”) issued a press release and later that day held an earnings call reporting its results of operations for the quarter ended June 30, 2010.

A copy of each of the press release issued by the Company regarding the foregoing results and the presentation used in connection with the earnings call are included as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and each are incorporated herein by reference. A copy of the transcript of the earnings call held by the Company is attached hereto as Exhibit 99.3 to this Current Report on Form 8-K, incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	The following is filed as an Exhibit to this Current Report on Form 8-K:

99.1	Press Release issued by Grubb & Ellis Company on August 10, 2010.
99.2	Second Quarter 2010 Earnings Conference Call Presentation by Grubb & Ellis Company.
99.3	Transcript of Grubb & Ellis Company First Quarter Earnings Call held on August 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

GRUBB & ELLIS COMPANY

By:	/s/ Michael J. Rispoli

Michael J. Rispoli
Executive Vice President and Chief Financial Officer

Dated: August 12, 2010